Note 15 - Income Taxes	12 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 15. INCOME TAXES

The primary difference between income tax expense at the federal statutory rate and actual tax expense is due to the utilization of net operating loss carryovers. The Company recorded a provision for income taxes of $60,000 during the year ended September 30, 2013. This provision is related to a tax obligation for fiscal 2013 federal alternative minimum income tax. Otherwise, the Company did not record a provision for income taxes due to the utilization of net operating loss carryovers.

	Years Ended September 30,
	2013	2012
Federal income tax provision (benefit)	$60,000	$-
State income tax provision (benefit)	-	-
Total	$60,000	$-

The income tax provision (benefit) related to income (loss) from continuing operations before income taxes and extraordinary items vary from the federal statutory rate as follows:

	Years Ended September 30,
	2013	2012
Statutory federal rate	-35.0%	-35.0%
State income taxes net of federal income tax benefit	-5.2%	-5.2%
Permanent differences for tax purposes	11.8%	22.9%
Change in valuation allowance	28.4%	17.3%
	0.0%	0.0%

Significant components of the Company’s deferred tax assets in the accompanying financial statements are as follows:

	September 30,
	2013	2012
Deferred tax assets:
Net operating loss carry-forwards	$13,655,000	$14,277,000
Reserves for uncollectible receivables	5,000	44,000
Accrued but unpaid bonuses	91,000	91,000
Difference between book and tax amortization	608,000	608,000
Stock Based Compensation	56,000	436,000
Other temporary differences	88,000	97,000
Total deferred tax assets	14,503,000	15,553,000
Valuation allowance	(14,503,000)	(15,553,000)
Net deferred tax asset	$-	$-

At September 30, 2013, the Company had available net operating loss carryovers of approximately $34.0 million that may be applied against future taxable income and expires at various dates between 2015 and 2033, subject to certain limitations. The Company has a deferred tax asset arising substantially from the benefits of such net operating loss deduction and has recorded a valuation allowance for the full amount of this deferred tax asset since it is more likely than not that the full amount of the deferred tax asset may not be realized. The valuation allowance for the deferred tax asset decreased by $834,000 during the fiscal year ended September 30, 2013 and increased by $546,000 during the fiscal year ended September 30, 2012. The net change in the valuation allowance is due principally to the utilization of net operating loss carryforwards from prior years to offset the taxable income of the fiscal year ended September 30, 2013.

The Company acquired vFinance, Inc. and subsidiaries during fiscal year 2008 and increased its consolidated tax net operating loss carry-forwards by approximately $12 million from vFinance pre-acquisition net operating losses. However, pursuant to Internal Revenue Code Section 382, the amount of taxable income that can be offset by these pre-acquisition net operating losses of both the Company and vFinance, Inc. is limited due to the ownership change that occurred during the year. The deferred tax asset derived from these tax loss carry-forwards have been included in consolidated deferred tax assets- net operating loss carry-forwards, and a full valuation allowance has been established since it is not more likely than not that such benefits will be recovered.